[logo - American FundsSM]

The right choice for the long termSM

American Balanced Fund

70 years of balanced investing

[cover photograph: two rows of autumn trees: one row has burgundy leaves, the other row has golden leaves]

Annual report for the year ended December 31, 2002

American Balanced Fund(R)

American Balanced Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

American Balanced Fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

Contents
Letter to shareholders                                              1
The value of a long-term perspective                                2
Special report: Seventy years of balanced investing                 4
Inside your fund's investment portfolio                            12
Directors and officers                                             40
What makes American Funds different?                       back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated.

The fund's 30-day yield for Class A shares as of January 31, 2003, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.46%.

Results for other share classes can be found on page 39. For the most current investment results, please refer to americanfunds.com. Please see inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

[Begin Table]
American Balanced Fund results over the past 27 years*
(yearly returns through December 31)

                                VALUE OF          INCOME             TOTAL
                                PRINCIPAL         RETURN            RETURN+

1976                             +20.0%            +6.0%            +26.0%
1977                             - 4.5             +5.2             + 0.7
1978                             + 0.6             +5.6             + 6.2
1979                             + 1.6             +6.0             + 7.6
1980                             + 7.1             +7.3             +14.4
1981                             - 3.5             +7.9             + 4.4
1982                             +20.8             +8.6             +29.4
1983                             + 8.4             +7.7             +16.1
1984                             + 2.2             +7.2             + 9.4
1985                             +22.3             +6.8             +29.1
1986                             +10.9             +6.0             +16.9
1987                             - 2.3             +6.3             + 4.0
1988                             + 6.6             +6.3             +12.9
1989                             +14.9             +6.6             +21.5
1990                             - 7.3             +5.7             - 1.6
1991                             +18.6             +6.1             +24.7
1992                             + 4.4             +5.1             + 9.5
1993                             + 6.3             +5.0             +11.3
1994                             - 4.2             +4.5             + 0.3
1995                             +22.4             +4.7             +27.1
1996                             + 9.2             +4.0             +13.2
1997                             +17.1             +3.9             +21.0
1998                             + 7.5             +3.6             +11.1
1999                             - 0.1             +3.6             + 3.5
2000                             +12.0             +3.9             +15.9
2001                             + 4.5             +3.7             + 8.2
2002                             - 9.0             +2.7             - 6.3

Average annual compound return for 27 full calendar years:          +12.1%

*Full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.

+Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.
[End Table]


FELLOW SHAREHOLDERS:

In 2002, American Balanced Fund produced a total return of -6.3%. While negative in absolute terms, the fund did better than the Lipper Balanced Fund Index, which had a return of -10.7%. Stocks, as measured by Standard & Poor's 500 Composite Index, had a total return of -22.1%. Bonds, as measured by the Lehman Brothers Aggregate Bond Index, provided a total return of 10.3%. The latter two indexes are unmanaged.

This marks the third consecutive year in which stocks declined, an event that had not occurred since 1941. The first year and a half of this decline was quite narrow, centered primarily on technology stocks. Indeed, in 2000 many more stocks rose than fell even though the S&P 500 was off 9%. In contrast, 2002 was characterized by a very broad decline in which all ten S&P industry groups were down.

Our results were helped by a diverse group of stocks. The oil industry held up quite well because of attractive valuations and rising oil prices. Aerospace and defense stocks outperformed in an environment of rising world tensions. Financial stocks generally had a good year, led by Allstate, which rose 10%. On the other hand, J.P. Morgan Chase and FleetBoston Financial had disappointing years. In technology, some of our holdings did relatively well (Dell Computer, eBay) while others (Motorola, Texas Instruments) hurt results.

Bonds rose in response to declining interest rates while stocks were falling, demonstrating the value of a balanced portfolio. Treasury, agency and mortgage securities did very well while many of our A- and BBB-rated corporate bonds lagged. Toward the end of the year, we responded to this trend by reducing our holdings in government bonds a bit, reinvesting the proceeds in corporate bonds at considerably higher yields. The overall maturity was shortened to six years from eight-and-a-half years to mitigate the impact of a possible rise in interest rates.

In response to the stock market decline, we have made some significant changes to the portfolio. Specifically, we have purchased many high-quality stocks that looked overvalued to us three years ago, but now seem to offer attractive potential. General Electric is an excellent example and is a stock we had not owned since 1996. In 2000 the stock reached an all-time high of $60. From that price it declined sharply into the $20s, at which point we began accumulating a position. Indeed, at the end of the current year, it is the largest position in the fund.

Further, the portfolio has considerably more exposure to technology as we feel that the long-term growth opportunities are attractive and the valuations have become reasonable. At year-end 2002, technology represented approximately 9% of the portfolio. By contrast, at the end of 1999 it was only 3%. In general, we feel the portfolio has much more exposure to companies capable of good long-term growth than it had three years ago.

It is American Balanced Fund's policy to have between 50% and 75% invested in common stocks at all times. The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash. We now believe that stocks are significantly more attractive for long-term investors in the wake of the three-year decline. Our portfolio reflects this judgment with 64% in equities, up from 57% at the end of 1999. Correspondingly, in the wake of a spectacular performance over the past three years, bonds seem relatively less attractive. Thus our bond position represents 31% of the portfolio compared with 34% at the end of 1999. The remaining 5% of the current portfolio is held in cash equivalents.

As we have noted above, the last three years have been extraordinary. During this period, the fund has produced a positive cumulative return of 17% while the S&P 500 has declined 38%. We know that such a relative result is unsustainable. Indeed, it can only be understood as occurring in the aftermath of perhaps the most speculative period in stock market history. We now feel we are in a much more rational environment.

During 2002, the fund celebrated its 70-year anniversary, as discussed in our special report on page 4. From the fund's inception, it has been managed as though it constituted the complete investment program of the prudent investor. This principle will continue to guide our approach.

Cordially,

/s/ Robert G. O'Donnell
Robert G. O'Donnell
Chairman of the Board

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
President

February 12, 2003


[Begin Sidebar]
HOW AMERICAN BALANCED FUND HAS FARED WITH CAPITAL RESEARCH
AND MANAGEMENT COMPANY AS INVESTMENT ADVISER

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

                                                               Average
                                         Cumulative            annual
                                            total             compound
for the period 7/26/1975-12/31/2002        return              return

AMERICAN BALANCED FUND                    +2,181.5%            +12.1%

Lipper Balanced Fund Index*               +1,773.1             +11.3

Standard & Poor's 500
     Composite Index                      +2,406.2             +12.5

Lehman Brothers Aggregate
     Bond Index+                          +1,074.9             + 9.4

Figures assume reinvestment of all distributions. The S&P 500 and the Lehman Brothers Aggregate Bond Index are unmanaged.

*The Lipper Balanced Fund Index lifetime return is calculated from July 31,
1975.

+The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers
Government/Corporate Bond Index) results were used. The Lehman Brothers indexes are based on July 31, 1975, index values.
[End Sidebar]


THE VALUE OF A
LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

This chart shows how a $10,000 investment in American Balanced Fund grew from July 26, 1975 -- when Capital Research and Management Company became the fund's investment adviser -- to December 31, 2002.

As you can see, the $10,000 grew to $214,967 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the unmanaged stock and bond indexes tracked on the chart.

The fund's year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have reinvested all your distributions and want to know how your investment has done since December 31, 1992. At that time, according to the table, the value of the investment illustrated here was $81,853. Since then, it has grown to $214,967. Thus, in the same period, the value of your 1992 investment, after taking into account the effect of the sales charge -- regardless of size -- has almost tripled.

[Begin Table]
AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment with all distributions reinvested)

Class A shares*
reflecting 5.75% maximum sales charge
for periods ended December 31, 2002

One year                                          -11.67%
Five years                                         +4.95%
Ten years                                          +9.49%

*Results for other share classes can be found on page 39.
Please see inside back cover for important information about other share classes.
[End Table]

[Begin Mountain Chart]

Year Ended                   7/26/75/4/   1975         1976          1977        1978         1979          1980
December 31

American Balanced Fund
with Dividends
Reinvested /1/,/2/           9,425        9,948        12,533        12,620      13,404       14,427        16,498

S&P 500 with
dividends reinvested         10,000       10,314       12,782        11,867      12,647       15,001        19,869

Lehman Brothers
Aggregate Bond Index/3/      10,000       10,558       12,205        12,576      12,751       12,997        13,348



Year Ended                   1981         1982         1983          1984        1985         1986          1987
December 31

American Balanced Fund
with Dividends
Reinvested /1/,/2/           17,224       22,280       25,869        28,291      36,527       42,690        44,406

S&P 500 with
dividends reinvested         18,891       22,961       28,140        29,905      39,393       46,746        49,200

Lehman Brothers
Aggregate Bond Index/3/      14,182       18,809       20,381        23,468      28,655       33,031        33,940



Year Ended                   1988         1989         1990          1991        1992         1993          1994
December 31

American Balanced Fund
with Dividends
Reinvested/1/,/2/            50,123       60,915       59,959        74,765      81,853       91,080        91,386

S&P 500 with
dividends reinvested         57,349       75,489       73,142        95,378      102,634      112,956       114,442

Lehman Brothers
Aggregate Bond Index/3/      36,616       41,937       45,694        53,006      56,930       62,480        60,658



Year Ended                   1995         1996         1997          1998        1999         2000          2001
December 31

American Balanced Fund
with Dividends
Reinvested /1/,/2/           116,179      131,474      159,131       176,846     182,974      211,985       229,339

S&P 500 with
dividends reinvested         157,396      193,510      258,048       331,786     401,589      365,037       321,685

Lehman Brothers
Aggregate Bond Index/3/      71,864       74,473       81,663        88,756      88,027       98,261        106,558



Year Ended                   2002
December 31

American Balanced Fund       214,967
with Dividends
Reinvested /1/,/2/

S&P 500 with                 250,617
dividends reinvested

Lehman Brothers              117,486
Aggregate Bond Index/3/


YEAR ENDED DEC. 31                     1975(4)        1976           1977           1978            1979           1980
TOTAL VALUE
Dividends reinvested                   $305           594            657            709             800            1,050
Value at year-end(1)                   $9,948         12,533         12,620         13,404          14,427         16,498
AMBAL total return                     (0.5)%         26.0           0.7            6.2             7.6            14.4



YEAR ENDED DEC. 31                     1981           1982           1983           1984            1985           1986
TOTAL VALUE
Dividends reinvested                   1,303          1,474          1,724          1,852           1,911          2,202
Value at year-end(1)                   17,224         22,280         25,869         28,291          36,527         42,690
AMBAL total return                     4.4            29.4           16.1           9.4             29.1           16.9



YEAR ENDED DEC. 31                     1987           1988           1989           1990            1991           1992
TOTAL VALUE
Dividends reinvested                   2,709          2,779          3,283          3,457           3,683          3,815
Value at year-end(1)                   44,406         50,123         60,915         59,959          74,765         81,853
AMBAL total return                     4.0            12.9           21.5           (1.6)           24.7           9.5



YEAR ENDED DEC. 31                     1993           1994           1995           1996            1997           1998
TOTAL VALUE
Dividends reinvested                   4,072          4,132          4,336          4,685           5,168          5,780
Value at year-end(1)                   91,080         91,386         116,179        131,474         159,131        176,846
AMBAL total return                     11.3           0.3            27.1           13.2            21.0           11.1



YEAR ENDED DEC. 31                     1999           2000           2001           2002
TOTAL VALUE
Dividends reinvested                   6,427          7,213          7,791          6,294
Value at year-end(1)                   182,974        211,985        229,339        214,967
AMBAL total return                     3.5            15.9           8.2            (6.3)

Average annual compound return for 27-1/2 years:  11.8%(1),(2)

(1) These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

(2) Includes reinvested dividends of $90,207 and reinvested capital gain distributions of $85,687.

(3) The Lehman Brothers Aggregate Bond Index did not exist until
December 31, 1975. For the period July 31, 1975, to December 31, 1975, the Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) results were used. The Lehman Brothers indexes are based on July 31, 1975 index values.

(4) For the period July 26, 1975 (when Capital Research and Management Company became the fund's investment adviser) through December 31, 1975.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.
[End Mountain Chart]


[Begin Sidebar]
SEVENTY YEARS OF BALANCED INVESTING-- A STRATEGY TESTED BY TIME
[photographs: black and white photos (1) businessman monitoring ticker tape;
(2) businessmen reading the newspaper on a train; (3) trader yelling out with note pad in hand]

[photograph: two rows of autumn trees: one row has burgundy leaves, the other row has golden leaves]

It's not surprising that balanced funds are one of the mutual fund types with the longest history. "Like a lot of good things that have been around awhile, there are reasons why American Balanced Fund hasn't changed," says Bob O'Donnell, chairman of the fund. "A conservative approach to investing with a mixture of quality stocks and bonds is sensible and realistic."
[End Sidebar]

Apparently, it also appeals to a growing number of investors. Just 12 years ago, the fund's assets totaled $370 million. By the end of 2002, assets had grown to more than $16 billion.

The fund's results in the recent bear market in stocks -- the worst decline since the 1930s -- help to explain its appeal. From March 24, 2000, the market's high, to October 9, 2002, last year's low point, Standard & Poor's 500 Composite Index lost almost 48% of its value. In comparison, American Balanced Fund provided a cumulative total return of +4.2%. In other words, the fund outpaced the S&P 500 by more than 50 percentage points. It was an unusual period that represented the downside of the technology bubble.

The fund's recent achievement is just one part of its long-term history of consistent, above-average results and resilience in bad markets. American Balanced Fund traces its history to 1932, making this year its seventieth anniversary. Only a handful of mutual funds have been in existence this long. After completing another difficult year in the stock market, it seems a good time to briefly look at how the fund began, how it has fared through the ups and downs of the stock and bond markets, and how it seeks to meet the needs of shareholders today.

THE GENESIS OF AMERICAN BALANCED FUND

The first balanced fund was founded a year before the great stock market crash of 1929. At the time the idea of adding bonds to an equity portfolio seemed unconventional, but it didn't take long for a number of investment managers to see the merits of a balanced approach. Just four years later a balanced fund called Commonwealth Investment Company was founded. Today that fund is known as American Balanced Fund.

The 1930s were a good time to be invested in bonds and cash. From the market high in September 1929 to the end of 1939, the stock market lost more than 30% of its value. In contrast to the bleak stock results, long-term corporate bonds rose more than 100%. (Both figures assume reinvestment of all dividends or interest.) During those turbulent years, funds that balanced stock holdings with bonds and cash were less volatile and had higher returns than funds holding only stocks. Balanced funds usually gave up less ground when stock markets were retreating, but lagged when stocks soared because of their bond component.

[photograph: black and white aerial view of the New York Stock Exchange building.]

In 1975, Capital Research and Management Company, investment adviser to the American Funds, assumed investment management of the fund. Capital Research's own long-term approach and careful attention to risk fit well with the fund's traditional investment strategy. The result has been an average annual compound return of 12.1% for the 1975 to 2002 period, compared with 12.5% for the S&P 500, 9.4% by the Lehman Brothers Aggregate Bond Index, and 11.3% by the Lipper Balanced Fund Index.

[photograph: black and white close-up of gasoline pump and "pumps closed" sign] [Begin Sidebar]
DOWNSIDE RESILIENCE

Since 1975, there have been 10 significant declines in the stock and bond markets. American Balanced Fund has held up better than the stock market in every stock market decline, and better than the bond market in three of four declines.

SIGNIFICANT STOCK MARKET DECLINES

                                                      American
Period                             Stock market     Balanced Fund     Difference

       9/21/76  -       3/6/78        -13.5%             0.0%           +13.5
      11/28/80  -      8/12/82        -20.2             +5.5            +25.7
       8/25/87  -      12/4/87        -32.8            -19.0            +13.8
       7/16/90  -     10/11/90        -19.2            -12.4             +6.8
       7/17/98  -      8/31/98        -19.1             -9.1            +10.0
       3/24/00  -     10/09/02        -47.4             +4.2            +51.6

SIGNIFICANT BOND MARKET DECLINES
                                                      American
Period                              Bond market     Balanced Fund     Difference

      12/31/76  -      3/31/80         -2.8%            +8.2%           +11.0
       6/30/80  -      9/30/81         -9.0             +5.9            +14.9
       4/30/83  -      5/31/84         -0.9             -3.0             -2.1
       8/31/93  -     11/30/94         -3.3             +0.2             +3.5

Sources: Stocks -- S&P 500; Bonds -- Lehman Brothers Aggregate Bond Index, a proxy for the U.S. bond market. The indexes are unmanaged. Actual stock market declines for periods shown exceeded 15% on a principal basis, excluding dividends. Actual bond market declines exceeded 10% on a principal basis, excluding interest.
[End Sidebar]

UNVEILING THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

One far-reaching change was a unique method of portfolio management called the multiple portfolio counselor system, previously developed by Capital Research for the American Funds family. Under this system, the fund's assets are currently divided among five portfolio counselors. In addition, a portion is assigned to research analysts. Portfolio counselors are generalists, who select from a wide range of investments. Research analysts are specialists, who manage a portfolio in their areas of expertise. Two of the five portfolio counselors invest in stocks, two invest in bonds and the fifth has a balanced role and invests in both. (For more information about the fund's portfolio counselors, see "A wealth of experience" on page 7.)

Portfolio counselors make independent investment decisions subject to the fund's objectives and overall guidelines. Each manages his or her portion as though it were an entire fund. One result is that "every stock or bond in the fund is a high conviction investment," says portfolio counselor Dale Harvey. "Another benefit of the system is that as assets grow, as they have in the past 12 years, we can add counselors to the fund to help invest the new money," says Bob O'Donnell.

The system helps provide diversity of investments, consistency of returns and continuity of management. The diverse investment styles of the portfolio counselors tend to smooth out the peaks and valleys of investment returns. Transitions occur gradually. When one counselor retires, as last occurred in 2000, only a portion of the fund's assets changes hands. In addition, portfolio counselors and research analysts can act on their best ideas instead of having to get approval from a committee.

FOCUSING ON FOUR CONTINUING THEMES

Although Capital Research has brought its style and system to the fund, American Balanced Fund continues to follow four overarching themes that have remained the same throughout its 70-year lifetime.

COMPLETE INVESTMENT PROGRAM. "The most important thing to remember about the fund is that we approach its management as if it were the complete investment program of a prudent investor," says Bob. "Many investors need both stocks and bonds in their portfolio, but they're often not sure how to allocate those assets. We provide one-stop shopping by choosing how much to put in stocks and how much to put in bonds."

[photograph: close-up of owl in a tree with golden leaves]
[Begin Sidebar]
A WEALTH OF EXPERIENCE

American Balanced Fund currently has five portfolio counselors who bring together 133 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund:

                                            Years of investment
Portfolio counselor                             experience

Abner D. Goldstine                                   51
Robert G. O'Donnell                                  31
John H. Smet                                         21
Hilda L. Applbaum                                    16
J. Dale Harvey                                       14
[End Sidebar]

DIVERSIFICATION. The fund always has at least 50% but not more than 75% of its assets in common stocks. The remainder is held in both bonds and cash. "If you were responsible for investing the money for just one prudent investor, you wouldn't be swinging wildly between stocks and bonds," says Bob. "To maximize total return and minimize volatility, you would more likely invest between 50% and 75% of the assets in stocks and the balance in bonds, and, occasionally, cash. The use of a defined range allows us to make subtle adjustments in the equity ratio and has served shareholders well over the years."

CONSERVATIVE INVESTMENT APPROACH. The fund primarily seeks to invest in attractively priced companies that are of high quality. The fund gives investors exposure to the stock market but generally avoids the riskier stock investments. Because of its conservative approach, the fund may lag the broad stock indexes during bull markets.

AN EMPHASIS ON QUALITY. The fund seeks quality investments in both stocks and bonds. Only investment-grade bonds may be purchased in the fund.

PROVING ITS VALUE OVER TIME

American Balanced Fund has proven its value over time. As the chart on page 6 shows, during any difficult period in the stock market, the fund has outpaced stocks, as measured by the S&P 500. The fund has also surpassed the bond market, as represented by the Lehman Brothers Aggregate Bond Index, in three of the four bond market declines. Since 1975, when it became part of the American Funds family, American Balanced Fund has lost money in only two years: 1990 (-1.6% in comparison with -3.1% by the S&P 500) and 2002 (-6.3% in comparison with -22.1% by the S&P 500). The success in down market periods is, of course, a key to a solid long-term record, leaving the fund less to make up in good times.

[photograph: close-up of leaves with new growth]
[Begin Pull Quote]
"Another benefit of the system is that as assets grow, as they have over the past 12 years, we can add counselors to the fund to help invest the new money." -- Bob O'Donnell
[End Pull Quote]

[Begin Sidebar]
STOCKS, BONDS AND BALANCE
Total returns, 1976-2002

               U.S.              U.S.       Lipper Balanced    American
              Stocks            bonds         Fund Index     Balanced Fund

1976           23.9%            15.6%             26.0%          26.0%
1977           -7.2              3.0              -0.7            0.7
1978            6.6              1.4               4.8            6.2
1979           18.6              1.9              14.7            7.6
1980           32.5              2.7              19.7           14.4
1981           -4.9              6.2               1.9            4.4
1982           21.5             32.6              30.6           29.4
1983           22.6              8.4              17.4           16.1
1984            6.3             15.1               7.5            9.4
1985           31.7             22.1              29.8           29.1
1986           18.7             15.3              18.4           16.9
1987            5.3              2.8               4.1            4.0
1988           16.6              7.9              11.2           12.9
1989           31.6             14.5              19.7           21.5
1990           -3.1              9.0               0.7           -1.6
1991           30.4             16.0              25.8           24.7
1992            7.6              7.4               7.5            9.5
1993           10.1              9.7              12.0           11.3
1994            1.3             -2.9              -2.0            0.3
1995           37.5             18.5              24.9           27.1
1996           22.9              3.6              13.1           13.2
1997           33.4              9.7              20.3           21.0
1998           28.6              8.7              15.1           11.1
1999           21.0             -0.8               9.0            3.5
2000           -9.1             11.6               2.4           15.9
2001          -11.9              8.4              -3.2            8.2
2002          -22.1             10.3             -10.7           -6.3

Average
annual
compound
returns        12.5%             9.3%             11.3%          12.1%

Volatility     15.4              6.1              10.4            9.7

Volatility calculated by Lipper using standard deviation, a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. The Lipper Balanced Fund Index is an equally weighted index of 30 U.S. balanced funds.

Sources: Stocks - S&P 500; Bonds - Lehman Brothers Aggregate Bond Index, a proxy for the U.S. bond market. Both indexes are unmanaged.
[End Sidebar]

To understand the fund's strong performance in the past two-and-a-half years, shareholders need to consider what happened in the five previous years, Bob says. From 1995 through 1999, the S&P 500 produced returns of more than 20% for five consecutive years, a feat that had never occurred in stock market history. The strong results were led by several large company technology stocks and a number of smaller Internet-related stocks, with more hopes than true earnings potential. "Consequently, in the decline from this aberrant period, the fund has produced a much better relative result than one would normally expect," Bob says.

[Begin Pull Quote]
"Our first rule is, `Don't lose their money.'" -- Dale Harvey
[End Pull Quote]

HOLDING TRUE TO A CONSERVATIVE INVESTMENT APPROACH

During the technology mania, American Balanced Fund held true to its conservative approach of investing in both reasonably priced stocks with earnings or clear prospects of earnings and in quality bonds. As a result, the fund lagged the stock market during those five years. Then in early 2000, the technology bubble burst, and many of the previous high-flying Internet stocks lost most of their value or went bankrupt. "In the past two-and-a-half years, we more than made up for our lagging results in the 1995 to 1999 period," Bob says.

Why is the conservative approach important? "Typically, our clients are people who worked hard for their money, and their investment in American Balanced Fund is a core investment," says portfolio counselor Dale Harvey. "Our first rule is, `Don't lose their money.' The second rule is, `Never forget the first rule.' We take that very seriously, and think a lot about risk. As the bubble was inflating, stocks were not compensating investors for the risks inherent in those businesses. Several of our portfolio counselors concluded that most technology stocks didn't make sense. That's why we ended up with a low weight in technology stocks."

Where did the fund invest? "Back in the days when the `old economy' was a negative phrase, many of us invested in companies in which most investors had lost interest," Dale says. "Yet these stable, mature companies were priced at discounts to any kind of risk-adjusted expectation of their futures." In 1999, near the peak of the bull market, the fund had its largest investments in energy and utilities firms, basic materials companies, capital equipment manufacturers, consumer goods and financial companies.

Many of the so-called "old economy" stocks have carried the day for the fund during the bear market. "We all spend a lot of time looking at what the popular opinion is," Dale says. "When we find situations where the popular opinion is wrong, we get excited about the investment possibilities."

FOLLOWING A TIME-TESTED ASSET ALLOCATION STRATEGY

The fund's strong results in the recent bear market also stem from its active asset allocation strategy. In keeping with its balanced approach, the fund's equity position will not exceed 75% of its assets nor fall below 50%. The fund's portfolio counselors adjust the allocation within this range based on their judgments of the relative values of stocks, bonds and cash. During the technology boom, the fund had a lower allocation to stocks than many balanced funds because its counselors didn't believe that the high stock prices of technology and Internet stocks were justified.

Maintaining the fund's balance requires a disciplined approach. If stock prices surge as they did in the late 1990s and the fund's equity holdings approach 75% of assets, the managers sell equities to maintain the fund's proper balance. In a bear market, if the value of the portfolio's stocks drops toward 50% of the fund's assets, the fund invests more in equities. This approach requires the fund's managers to go against extremes in market sentiment. "It helps to protect us against either becoming too exuberant about the stock market or overly pessimistic," says Bob. Currently, the fund has about 64% of its investments in stocks, up from its allocation of 57% in stocks at the end of 1999.

[Begin Sidebar]
Many of the so-called "old economy" stocks have carried the day for the fund during the bear market.
[End Sidebar]
[photographs: (1) close-up of tree trunks with light filtering through the trunks; (2) black and white photo of older-model cars driving through a forest, dwarfed by tree trunks]

[Begin Sidebar]
CONSISTENT LONG-TERM GROWTH

Over the years, American Balanced Fund has achieved consistent results throughout a variety of market conditions. The table to the right shows the fund's average annual compound return over every rolling ten-year period of the fund's lifetime.

ROLLING TEN-YEAR PERIODS

Calendar                             Average annual
years                                compound return

76-85                                     13.9%
77-86                                     13.0
78-87                                     13.4
79-88                                     14.1
80-89                                     15.5
81-90                                     13.8
82-91         Best                        15.8
83-92                                     13.9
84-93         Median                      13.4
85-94                                     12.4
86-95                                     12.3
87-96                                     11.9
88-97                                     13.6
89-98                                     13.4
90-99                                     11.6
91-00                                     13.5
92-01                                     11.9
93-02         Worst                       10.1


Calculated at net asset value with all distributions reinvested for all complete calendar years over the fund's lifetime.
[End Sidebar]

[Begin Pull Quote]
"We're looking for securities that will give us a combination of income, total return and preservation of capital."-- Abner Goldstine
[End Pull Quote]
[photograph: blurred close-up of businesspeople walking from Wall Street subway station]

THE ROLE OF BOND INVESTMENTS IN THE FUND

American Balanced Fund's fixed-income investments have provided stability and income during the recent bear market and other major stock market declines over the past 27 years.

The fund's bond portfolio comprises only investment-grade securities (the highest four rankings given bonds by independent rating agencies), but it seeks opportunities within that limit. "We try to find the best relative values," says Abner Goldstine, a portfolio counselor who specializes in fixed income and who has been with the fund ever since Capital Research took over investment management. "We're looking for securities that will give us a combination of income, total return and preservation of capital."

When Abner began investing for the fund in 1975, the bond market "was a much simpler place," he recalls. The choices were Treasury bonds, corporate bonds and a limited number of development authority bonds. Today possibilities also include mortgage-backed securities, collateralized mortgage obligations and a large number of different types of corporate bonds.

[Begin Pull Quote]
"We seem to be returning to a more prudent time." -- Dale Harvey
[End Pull Quote]

MEETING THE NEEDS OF SHAREHOLDERS TODAY

The prudent approach followed by American Balanced Fund is suitable for both younger and older investors. "The reality is that even people of the same age may have very different risk tolerances," Dale says. A 30-year-old who has lost half of his or her money in the recent bear market may well be more cautious today and choose a balanced fund instead of an aggressive growth fund.

More and more investors are using balanced funds as a core holding in a diversified, overall investment portfolio, Bob says. With an actively managed balanced fund, asset allocation can be done without the need for investors to readjust that part of their portfolio. The fund may also be well suited for long-term investment goals such as college expenses and retirement planning.

Abner says that American Balanced Fund is always "in fashion" -- particularly in these times.

He has a point. As Dale sees it, "Many investors have grown disillusioned with the go-go stock era of the 1990s. We seem to be returning to a more prudent time, and American Balanced Fund fits right in."

[Begin Sidebar]
ACCOUNTING PRACTICES AND CORPORATE GOVERNANCE

Given the number of business scandals that have erupted during the past year, it's worth noting that American Balanced Fund's investment adviser, Capital Research and Management Company, has always considered corporate governance to be a vital issue and part of its intensive research process.

Corporate scandals -- which are hardly new in the annals of business history -- have a way of being uncovered in the aftermath of a bull market. A case in point: After the stock market crash of 1929, more than a few companies were shown to have created elaborate schemes to hide liabilities -- a foreshadowing of Enron's off-the-books partnerships some seven decades later.

During the so-called go-go years of the late 1960s and early 1970s, questions about accounting practices swirled around a number of once high-flying companies -- some of whose stock prices plunged as much as technology stocks have in the past two-and-a-half years.

Capital Research strongly supports legislation, signed into law last summer by President Bush, aimed at ending corporate fraud in the United States. This law creates an independent auditing and oversight board to be supervised by the U.S. Securities and Exchange Commission, imposes increased penalties (including stiff fines and potential jail time for corporate wrongdoers), forces speedier and more extensive financial disclosure, and creates avenues of recourse for aggrieved investors. We believe that in the long run, these reforms will strengthen corporate governance and be good for investors and for the stock market.

Through direct contact with a company's management and through its proxy voting, Capital Research works hard to encourage wise and ethical corporate conduct. It does not hesitate to use proxy voting to act in the best interest of shareholders whenever it is deemed necessary.
[End Sidebar]
[photographs: (1) close-up of person pruning bush; (2) row of trees trimmed similarly]

American Balanced Fund
Investment portfolio, December 31, 2002


[begin pie chart]
                                                       Percent
                                                       of net
Investment mix by security type                        assets

Common stocks                                            63%
Convertible securities                                    1
Corporate bonds & notes                                  17
U.S Treasury & agency                                    14
Short-term securities & cash equivalents                  5
[end pie chart]


Largest equity holdings
                                                 Percent of
                                                 Net Assets
General Electric                                     1.73 %
J.P. Morgan Chase                                    1.69
AT&T                                                 1.32
Eli Lilly                                            1.29
Bristol-Myers Squibb                                 1.20
AOL Time Warner                                      1.18
International Business Machines                      1.14
Philip Morris Companies                              1.11
ConocoPhillips                                       1.10
Verizon Communications                               1.06

                                                                                                   Number of         Market
                                                                                                      shares          value
Common stocks                                                                                                          (000)

PHARMACEUTICALS  -  5.92%
AstraZeneca PLC (ADR)                                                                                925,000        $32,458
Bristol-Myers Squibb Co.                                                                           8,500,000        196,775
Eli Lilly and Co.                                                                                  3,350,000        212,725
Johnson & Johnson                                                                                  1,650,000         88,621
Merck & Co., Inc.                                                                                  2,150,000        121,711
Pfizer Inc                                                                                         1,450,000         44,326
Pharmacia Corp.                                                                                    2,800,000        117,040
Schering-Plough Corp.                                                                              5,497,300        122,040
Wyeth                                                                                              1,000,000         37,400
                                                                                                                    973,096

OIL & GAS  -  5.43%
ChevronTexaco Corp.                                                                                1,500,000         99,720
ConocoPhillips (formed by the merger of Phillips Petroleum Co. and Conoco Inc.)                    3,750,000        181,462
Exxon Mobil Corp.                                                                                  1,800,000         62,892
Imperial Oil Ltd.                                                                                  1,079,385         30,695
Kerr-McGee Corp.                                                                                   2,325,000        102,997
Marathon Oil Corp.                                                                                 1,750,000         37,257
Noble Energy, Inc.                                                                                 2,050,000         76,978
Royal Dutch Petroleum Co. (New York registered)                                                    3,800,000        167,276
Valero Energy Corp.                                                                                3,600,000        132,984
                                                                                                                    892,261

RETAILING  -  4.36%
Albertson's, Inc.                                                                                  4,750,000        105,735
J.C. Penney Co., Inc.                                                                              5,400,000        124,254
Kohl's Corp.  (1)                                                                                    900,000         50,355
Lowe's Companies, Inc.                                                                               800,000         30,000
May Department Stores Co.                                                                          4,500,000        103,410
Target Corp.                                                                                       4,200,000        126,000
TJX Companies, Inc.                                                                                5,300,000        103,456
Walgreen Co.                                                                                       2,500,000         72,975
                                                                                                                    716,185

DIVERSIFIED TELECOMMUNICATION SERVICES  -  4.24%
ALLTEL Corp.                                                                                       2,200,000        112,200
AT&T Corp.                                                                                         8,300,000        216,713
CenturyTel, Inc.                                                                                     900,000         26,442
Hellenic Telecommunications Organization SA                                                          212,200          2,338
SBC Communications Inc.                                                                            2,950,000         79,975
Sprint Corp. - FON Group, Series 1                                                                 8,900,000        128,872
Verizon Communications Inc.                                                                        3,400,000        131,750
                                                                                                                    698,290

BANKS  -  3.80%
BANK ONE CORP.                                                                                       965,000         35,271
Comerica Inc.                                                                                      2,500,000        108,100
FleetBoston Financial Corp.                                                                        6,400,000        155,520
National City Corp.                                                                                2,000,000         54,640
PNC Financial Services Group, Inc.                                                                 2,650,000        111,035
Societe Generale                                                                                     450,000         26,211
Washington Mutual, Inc.                                                                            3,000,000        103,590
Wells Fargo & Co.                                                                                    625,000         29,294
                                                                                                                    623,661

FOOD, BEVERAGE & TOBACCO  -  2.95%
Coca-Cola Co.                                                                                      1,700,000         74,494
H.J. Heinz Co.                                                                                     3,900,000        128,193
Philip Morris Companies Inc.                                                                       4,500,000        182,385
Sara Lee Corp.                                                                                     1,800,000         40,518
Unilever NV (New York registered)                                                                    950,000         58,625
                                                                                                                    484,215

MEDIA  -  2.84%
AOL Time Warner Inc.  (1)                                                                         14,800,000        193,880
Comcast Corp., Class A  (1)                                                                        5,221,305        123,066
Gannett Co., Inc.                                                                                    700,000         50,260
Interpublic Group of Companies, Inc.                                                               4,235,000         59,629
Vivendi Universal (ADR)                                                                            2,500,000         40,175
                                                                                                                    467,010

AEROSPACE & DEFENSE  -  2.79%
General Dynamics Corp.                                                                               360,000         28,573
Honeywell International Inc.                                                                       7,100,000        170,400
Northrop Grumman Corp.                                                                             1,125,000        109,125
Raytheon Co.                                                                                       4,000,000        123,000
United Technologies Corp.                                                                            450,000         27,873
                                                                                                                    458,971

INSURANCE  -  2.72%
Allstate Corp.                                                                                     2,650,000         98,023
American International Group, Inc.                                                                 2,925,000        169,211
Aon Corp.                                                                                          5,250,000         99,173
Lincoln National Corp.                                                                             2,000,000         63,160
Royal & Sun Alliance Insurance Group PLC                                                           8,500,000         16,524
                                                                                                                    446,091

COMPUTERS & PERIPHERALS  -  2.62%
Dell Computer Corp.  (1)                                                                           1,650,000         44,121
EMC Corp.  (1)                                                                                     6,000,000         36,840
Hewlett-Packard Co.                                                                                9,300,000        161,448
International Business Machines Corp.                                                              2,420,000        187,550
                                                                                                                    429,959

ELECTRIC UTILITIES  -  2.39%
American Electric Power Co., Inc.                                                                  1,200,000         32,796
Constellation Energy Group, Inc.                                                                   2,500,000         69,550
Exelon Corp.                                                                                       1,850,000         97,625
National Grid Transco PLC                                                                          6,500,000         47,770
TXU Corp.                                                                                          1,300,000         24,284
Xcel Energy Inc.                                                                                  11,000,000        121,000
                                                                                                                    393,025

DIVERSIFIED FINANCIALS  -  2.28%
American Express Co.                                                                               1,800,000         63,630
Household International, Inc.                                                                      1,200,000         33,372
J.P. Morgan Chase & Co.                                                                           11,575,000        277,800
                                                                                                                    374,802

INDUSTRIAL CONGLOMERATES  -  1.73%
General Electric Co.                                                                              11,700,000        284,895

SOFTWARE  -  1.61%
Microsoft Corp.  (1)                                                                               2,720,000        140,624
Oracle Corp.  (1)                                                                                 11,400,000        123,120
                                                                                                                    263,744

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  1.43%
Altera Corp.  (1)                                                                                  2,750,000         33,907
Applied Materials, Inc.  (1)                                                                       2,700,000         35,181
Intel Corp.                                                                                        7,000,000        108,990
Linear Technology Corp.                                                                            1,200,000         30,864
Texas Instruments Inc.                                                                             1,750,000         26,268
                                                                                                                    235,210

PAPER & FOREST PRODUCTS  -  1.32%
International Paper Co.                                                                            3,850,000        134,635
MeadWestvaco Corp.                                                                                 3,300,000         81,543
                                                                                                                    216,178

HOTELS, RESTAURANTS & LEISURE  -  1.09%
Carnival Corp.                                                                                     2,800,000         69,860
McDonald's Corp.                                                                                   6,800,000        109,344
                                                                                                                    179,204

AUTOMOBILES  -  1.03%
General Motors Corp.                                                                               3,875,000        142,832
Honda Motor Co., Ltd.                                                                                710,000         26,250
                                                                                                                    169,082

ENERGY EQUIPMENT & SERVICES  -  1.02%
Halliburton Co.                                                                                    4,600,000         86,066
Schlumberger Ltd.                                                                                  1,950,000         82,076
                                                                                                                    168,142

HEALTH CARE PROVIDERS & SERVICES  -  1.00%
Aetna Inc.                                                                                         2,050,000         84,296
CIGNA Corp.                                                                                        1,925,000         79,156
                                                                                                                    163,452

MACHINERY  -  0.95%
Caterpillar Inc.                                                                                   2,600,000        118,872
Deere & Co.                                                                                          795,000         36,451
                                                                                                                    155,323

REAL ESTATE  -  0.88%
Equity Office Properties Trust                                                                     3,400,000         84,932
Equity Residential                                                                                 2,400,000         58,992
                                                                                                                    143,924

CHEMICALS  -  0.79%
Crompton Corp.                                                                                     2,852,400         16,972
Dow Chemical Co.                                                                                   1,600,000         47,520
Millennium Chemicals Inc.                                                                          3,150,000         29,988
Monsanto Co.                                                                                       1,800,000         34,650
                                                                                                                    129,130

COMMUNICATIONS EQUIPMENT  -  0.77%
Cisco Systems, Inc.  (1)                                                                           2,532,900         33,181
Motorola, Inc.                                                                                     5,750,000         49,737
Nokia Corp. (ADR)                                                                                  2,800,000         43,400
                                                                                                                    126,318

INTERNET & CATALOG RETAIL  -  0.72%
eBay Inc.  (1)                                                                                     1,736,000        117,736

HEALTH CARE EQUIPMENT & SUPPLIES  -  0.56%
Becton, Dickinson and Co.                                                                          2,275,000         69,820
Guidant Corp.  (1)                                                                                   700,000         21,595
                                                                                                                     91,415

TRADING COMPANIES & DISTRIBUTORS  -  0.51%
Genuine Parts Co.                                                                                  2,730,000         84,084

OTHER  INDUSTRIES -  2.37%
Agilent Technologies, Inc.  (1)                                                                    2,650,000         47,594
Avon Products, Inc.                                                                                  800,000         43,096
Burlington Northern Santa Fe Corp.                                                                 2,600,000         67,626
Duke Energy Corp.                                                                                  3,575,000         69,856
IKON Office Solutions, Inc.                                                                        6,000,000         42,900
Leggett & Platt, Inc.                                                                              3,650,000         81,906
NIKE, Inc., Class B                                                                                  800,000         35,576
                                                                                                                    388,554

Miscellaneous  -  3.02%
Other common stocks securities in initial period of acquisition                                                     496,139


Total common stocks                                                                                              10,370,096



                                                                                                   Principal         Market
                                                                                                 amount (000)         value
Convertible securities                                                                             or shares           (000)

Convertible securities  -  0.66%
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                                    $    9,200         $9,188
Bell Atlantic Financial Services, Inc. 4.25% convertible debentures 2005 (2)                          15,000         15,788
Verizon Global Funding Corp. 0% convertible notes 2021                                                46,000         26,795
Corning Inc. 0% convertible debentures 2015                                                           37,000         20,905
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                  7,980,000          6,520
NB Capital Corp. 8.35% exchangeable preferred depositary shares                               300,000 shares          8,025
ProLogis Trust, Series D, 7.92% preferred                                                            480,000         12,024
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities  (2)             370,000         10,036
                                                                                                                    109,281

Miscellaneous  -  0.01%
Other convertible securities in initial period of acquisition                                                         1,449


Total convertible securities                                                                                        110,730

Total equity securities (cost: $11,217,081,000)                                                                  10,480,826



                                                                                                   Principal         Market
                                                                                                      amount          value
Corporate bonds & notes                                                                                 (000)          (000)

TELECOMMUNICATION SERVICES  -  2.56%
AT&T Corp.:
 7.00% 2006 (3)                                                                                   $    2,500         $2,675
 7.80% 2011 (3)                                                                                       46,250         50,650
 6.50% 2013                                                                                           11,500         11,562
AT&T Wireless Services, Inc.:
 7.875% 2011                                                                                          12,170         12,253
 8.125% 2012                                                                                          52,105         52,467
TeleCorp PCS, Inc. 10.625% 2010                                                                        4,750          5,130
Tritel PCS, Inc. 0%/12.75% 2009 (4)                                                                    4,500          4,207
British Telecommunications PLC: (3)
 7.875% 2005                                                                                           7,000          7,900
 8.375% 2010                                                                                           8,250          9,909
Cingular Wireless 5.625% 2006                                                                          5,000          5,261
Deutsche Telekom International Finance BV:
 8.25% 2005                                                                                            6,500          7,112
 8.50% 2010                                                                                            2,250          2,596
VoiceStream Wireless Corp. 10.375% 2009                                                               29,632         31,262
France Telecom: (3)
 8.70% 2006                                                                                            4,000          4,383
 9.25% 2011                                                                                            7,250          8,398
Koninklijke KPN NV 8.00% 2010                                                                         10,500         12,318
PCCW-HKT Capital Ltd. 7.75% 2011 (2)                                                                  10,000         10,764
SBC Communications Inc. 5.875% 2012                                                                   11,000         11,905
Singapore Telecommunications Ltd. 7.375% 2031 (2)                                                      5,000          5,490
Sprint Capital Corp.:
 7.90% 2005                                                                                           10,000         10,106
 6.00% 2007                                                                                            6,280          5,941
 6.125% 2008                                                                                           6,420          5,851
 7.625% 2011                                                                                          44,350         42,207
 8.375% 2012                                                                                          11,500         11,464
 6.90% 2019                                                                                            3,900          3,207
 8.75% 2032                                                                                            2,600          2,478
Verizon Global Funding Corp. 7.25% 2010                                                               45,500         51,807
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                       22,375         23,400
Vodafone Group PLC 7.75% 2010                                                                          9,000         10,632
                                                                                                                    423,335

AUTOMOBILES & COMPONENTS  -  1.42%
ArvinMeritor, Inc.:
 6.625% 2007                                                                                          11,500         11,504
 8.75% 2012                                                                                            9,500         10,043
DaimlerChrysler North America Holding Corp.:
 6.40% 2006                                                                                            7,000          7,551
 7.30% 2012                                                                                            6,000          6,744
Ford Motor Co. 7.45% 2031                                                                             10,800          9,420
Ford Motor Credit Co.:
 6.875% 2006                                                                                          35,000         35,085
 6.50% 2007                                                                                           19,000         18,783
 7.75% 2007                                                                                            4,000          4,108
 6.75% 2008                                                                                            2,700          2,683
 7.25% 2011                                                                                           10,000          9,732
 7.375% 2011                                                                                          19,750         19,233
General Motors Acceptance Corp.:
 6.125% 2006                                                                                           2,000          2,034
 6.125% 2007                                                                                           2,000          2,026
 7.75% 2010                                                                                            7,750          8,124
 6.875% 2011                                                                                          27,150         27,119
 7.25% 2011                                                                                            1,500          1,531
 7.00% 2012                                                                                           41,500         41,745
 8.00% 2031                                                                                            9,500          9,579
General Motors Corp. 8.80% 2021                                                                        5,000          5,375
                                                                                                                    232,419

BANKS & THRIFTS  -  1.40%
AB Spintab 7.50% (undated) (2)  (3)                                                                    2,600          2,870
Abbey National PLC: (3)
 6.70% (undated)                                                                                       5,000          5,351
 7.35% (undated)                                                                                       4,500          4,944
Allfirst Preferred Capital Trust 3.275% 2029 (3)                                                       5,000          4,733
Bank of America Corp. 5.125% 2014                                                                      5,000          5,097
Bank of Nova Scotia 2.00% Eurodollar note (undated) (3)                                                4,000          2,940
Bank of Scotland 7.00% (undated) (2)  (3)                                                              4,225          4,643
Banque Nationale de Paris 2.035% (undated) (3)                                                         3,000          2,985
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (undated) (2)                           6,000          7,343
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (undated) (2)  (3)                      7,000          7,972
Barclays Bank PLC: (2)  (3)
 6.86% callable perpetual core tier one notes (undated)                                                3,000          3,085
 7.375% (undated)                                                                                      4,000          4,601
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated) (2)  (3)                              4,000          4,392
Canadian Imperial Bank of Commerce 2.00% Eurodollar note (2085) (3)                                    1,600          1,264
Credit Suisse First Boston, Inc.:
 4.625% 2008                                                                                           3,000          3,044
 6.50% 2012                                                                                            3,000          3,212
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed
preference shares (undated) (2)  (3)                                                                   5,500          6,115
Den Norske CreditBank 1.688% (undated) (3)                                                             3,000          2,421
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (undated) (2)  (3)                   14,425         12,817
HSBC Capital Funding LP: (3)
 8.03% noncumulative preferred (undated)                                                               5,000Euro     6,143
 Series 2, 10.176% noncumulative step-up perpetual preferred (undated) (2)                        $   10,100         14,220
Midland Bank 1.688% Eurodollar note (undated) (3)                                                      4,000          3,141
National Westminster Bank PLC 7.75% (undated) (3)                                                      7,000          7,983
Royal Bank of Scotland Group PLC 7.648% (undated) (3)                                                  6,000          6,971
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (2)  (3)                                        47,750         52,579
Washington Mutual Bank, FA 6.875% 2011                                                                 5,000          5,616
Washington Mutual Finance 8.25% 2005                                                                   4,000          4,507
Washington Mutual, Inc.:
 7.50% 2006                                                                                            3,000          3,376
 5.625% 2007                                                                                           9,750         10,443
 4.375% 2008                                                                                          24,000         24,483
                                                                                                                    229,291

MEDIA  -  1.01%
A.H. Belo Corp. 7.75% 2027                                                                             4,500          4,801
AOL Time Warner Inc.:
 6.875% 2012                                                                                           8,500          8,995
 7.625% 2031                                                                                           5,000          5,157
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                       3,500          3,837
Clear Channel Communications, Inc. 6.00% 2006                                                         23,000         24,484
Comcast Cable Communications, Inc. 8.375% 2007                                                         5,000          5,616
TCI Communications, Inc. 8.75% 2015                                                                    2,670          3,079
Cox Communications, Inc. 7.75% 2006                                                                    5,000          5,592
Cox Radio, Inc. 6.625% 2006                                                                           13,825         14,273
Gannett Co., Inc. 4.95% 2005                                                                           4,125          4,368
Hearst-Argyle Television, Inc. 7.00% 2018                                                              3,550          3,773
Liberty Media Corp.:
 7.75% 2009                                                                                            7,000          7,576
 7.875% 2009                                                                                          10,000         10,862
 8.25% 2030                                                                                            2,650          2,796
News America Holdings Inc. 7.75% 2045                                                                 15,000         14,787
News America Inc. 7.25% 2018                                                                           5,000          5,100
Univision Communications Inc. 7.85% 2011                                                              11,000         12,496
Viacom Inc.:
 5.625% 2007                                                                                          15,500         16,936
 6.625% 2011                                                                                          10,000         11,321
                                                                                                                    165,849

INSURANCE  -  0.91%
AIG SunAmerica Global Financing VII 5.85% 2008 (2)                                                     7,750          8,605
Allstate Corp. 6.75% 2018                                                                              8,350          9,147
Allstate Financial Global Funding LLC 5.25% 2007 (2)                                                   6,000          6,381
CNA Financial Corp.:
 6.45% 2008                                                                                            2,756          2,701
 7.25% 2023                                                                                            1,000            840
Equitable Life Assurance Society of the United States 6.95% 2005 (2)                                   1,750          1,905
Hartford Financial Services Group, Inc. 4.70% 2007                                                     3,750          3,776
ING Capital Funding Trust III 8.439% noncumulative preferred (undated) (3)                            13,000         15,144
ReliaStar Financial Corp. 8.00% 2006                                                                   9,250         10,580
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007 (2)                                    4,000          4,239
John Hancock Global Funding II, 5.00% 2007 (2)                                                        10,000         10,489
Lincoln National Corp.:
 6.20% 2011                                                                                              700            748
 7.00% 2018                                                                                            1,350          1,436
Monumental Global Funding Trust II, Series A: (2)
 2001-A, 6.05% 2006                                                                                    5,000          5,368
 2002-A, 5.20% 2007                                                                                   21,000         22,021
Nationwide Life Insurance Co. 5.35% 2007 (2)                                                           6,000          6,294
Prudential Holdings, LLC, Series C, 8.695% 2023 (2) (5)                                               29,500         34,241
Prudential Insurance Co. of America 6.375% 2006 (2)                                                    2,000          2,145
XL Capital Finance (Europe) PLC 6.50% 2012                                                             3,320          3,601
                                                                                                                    149,661

UTILITIES  -  0.90%
AES Drax Holdings Ltd., Series A, 10.41% 2020 (5)                                                     13,000          7,085
Cilcorp Inc.:
 8.70% 2009                                                                                           10,945         12,312
 9.375% 2029                                                                                          10,620         12,939
AmerenEnergy Generating Co. 7.95% 2032 (2)                                                             6,750          7,702
American Electric Power Co., Inc., Series A, 6.125% 2006                                               3,500          3,450
Commonwealth Edison Co. 6.95% 2018                                                                     4,000          4,412
Exelon Generation Co., LLC 6.95% 2011                                                                  3,000          3,249
Constellation Energy Group, Inc. 6.125% 2009                                                           8,750          8,960
Dominion Resources Inc.:
 5.125% 2009                                                                                           5,250          5,328
 Series 2002-C, 5.70% 2012                                                                             8,250          8,576
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                            7,785          8,256
El Paso Corp.:
 7.00% 2011                                                                                            5,000          3,406
 7.875% 2012 (2)                                                                                       3,000          2,104
Gemstone Investor Ltd. 7.71% 2004 (2)                                                                  5,100          3,922
Southern Natural Gas Co. 8.00% 2032                                                                    6,250          5,517
Equitable Resources, Inc. 5.15% 2012 (2)                                                               2,500          2,513
Homer City Funding LLC  8.734% 2026                                                                    2,500          2,064
Israel Electric Corp. Ltd.: (2)
 7.75% 2009                                                                                            5,000          5,262
 7.75% 2027                                                                                            7,500          6,808
NiSource Finance Corp. 7.625% 2005                                                                     6,000          6,271
Oncor Electric Delivery Co. 6.375% 2012 (2)                                                           14,100         14,548
Progress Energy, Inc.:
 6.05% 2007                                                                                            7,375          7,863
 5.85% 2008                                                                                            4,586          4,862
                                                                                                                    147,409

CAPITAL GOODS  -  0.63%
BAE SYSTEMS 2001 Asset Trust, Series 2001: (2)  (5)
 Class B, 7.156% 2011                                                                                  9,652         10,303
 Class G, MBIA insured, 6.664% 2013                                                                    7,027          7,577
Deere & Co. 8.95% 2019                                                                                 7,330          8,775
General Electric Capital Corp.:
 Series A, 5.00% 2007                                                                                 10,000         10,599
 Series A, 5.375% 2007                                                                                 7,000          7,500
 6.00% 2012                                                                                            8,000          8,653
Hutchison Whampoa Finance Ltd. 7.45% 2017 (2)                                                          2,750          2,868
Hutchison Whampoa International Ltd. 7.00% 2011 (2)                                                    3,500          3,733
Raytheon Co.:
 6.30% 2005                                                                                            5,000          5,337
 6.50% 2005                                                                                            8,917          9,623
TRW Inc.:
 7.125% 2009                                                                                           5,000          5,597
 7.75% 2029                                                                                           11,675         13,813
Tyco International Group SA:
 6.375% 2005                                                                                           1,000            971
 6.375% 2011                                                                                           8,750          8,197
                                                                                                                    103,546

CONSUMER FINANCE  -  0.53%
Capital One Bank 8.25% 2005                                                                           15,000         15,175
Household Finance Corp.:
 6.40% 2008                                                                                           18,000         19,216
 6.50% 2008                                                                                            7,000          7,536
 6.375% 2011                                                                                          17,500         18,327
 6.75% 2011                                                                                            5,000          5,339
 6.375% 2012                                                                                          10,250         10,939
 7.00% 2012                                                                                            5,000          5,486
MBNA America Bank, National Association 7.125% 2012                                                    5,000          5,242
                                                                                                                     87,260

RETAILING  -  0.51%
Costco Wholesale Corp. 5.50% 2007                                                                      4,750          5,116
CVS Corp. 6.117% 2013 (2) (5)                                                                          7,320          7,630
Delhaize America, Inc. 8.125% 2011                                                                    27,500         26,645
J.C. Penney Co., Inc.:
 7.05% 2005                                                                                            4,500          4,567
 7.95% 2017                                                                                           13,800         12,489
 9.75% 2021 (5)                                                                                        2,497          2,403
 8.25% 2022 (5)                                                                                        3,000          2,625
 7.125% 2023                                                                                           5,375          4,542
Staples, Inc. 7.375% 2012 (2)                                                                          4,000          4,399
SUPERVALU INC. 7.50% 2012                                                                             12,750         13,767
Toys "R" Us, Inc. 7.625% 2011                                                                            440            427
                                                                                                                     84,610

REAL ESTATE  -  0.47%
EOP Operating LP:
 7.75% 2007                                                                                            6,500          7,380
 6.75% 2008                                                                                            2,000          2,181
 8.10% 2010                                                                                            3,750          4,252
 6.75% 2012                                                                                            4,125          4,440
 7.25% 2018                                                                                            2,000          2,135
Federal Realty Investment Trust 6.125% 2007                                                            4,000          4,038
First Industrial, LP 6.875% 2012                                                                       8,625          9,315
Kimco Realty Corp. 6.00% 2012                                                                          2,750          2,817
ProLogis Trust 7.05% 2006                                                                              4,000          4,379
Rouse Co. 7.20% 2012                                                                                  15,000         15,479
Simon Property Group, LP 5.375% 2008 (2)                                                               1,500          1,543
United Dominion Realty Trust, Inc. 6.50% 2009                                                         17,375         18,560
                                                                                                                     76,519

HEALTH CARE EQUIPMENT & SERVICES  -  0.46%
Aetna Inc.:
 7.375% 2006                                                                                          21,486         23,314
 7.875% 2011                                                                                          21,125         23,773
Columbia/HCA Healthcare Corp. 8.85% 2007                                                               6,000          6,698
HCA - The Healthcare Co. 8.75% 2010                                                                    9,622         11,090
Humana Inc. 7.25% 2006                                                                                 4,500          4,836
UnitedHealth Group Inc. 7.50% 2005                                                                     4,750          5,362
                                                                                                                     75,073

DIVERSIFIED FINANCIALS  -  0.41%
CIT Group Inc.:
 7.625% 2005                                                                                           5,000          5,382
 5.50% 2007                                                                                           10,000         10,235
 5.75% 2007                                                                                            4,000          4,148
 7.375% 2007                                                                                          16,500         18,005
 6.875% 2009                                                                                           4,000          4,308
 7.75% 2012                                                                                           12,000         13,501
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                     11,000         11,568
                                                                                                                     67,147

MATERIALS  -  0.40%
BHP Finance Ltd. 6.75% 2013                                                                           10,000         11,317
Dow Chemical Co.:
 5.00% 2007                                                                                            3,000          3,058
 5.75% 2008                                                                                            1,350          1,410
 6.00% 2012                                                                                            9,700          9,932
Inco Ltd. 7.75% 2012                                                                                   5,900          6,584
International Paper Co.:
 6.75% 2011                                                                                           15,000         16,718
 5.85% 2012 (2)                                                                                       10,000         10,490
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028 (5)                                                                             4,334          3,815
 Class A-3, 7.71% 2028                                                                                 5,000          2,950
                                                                                                                     66,274

TECHNOLOGY HARDWARE & EQUIPMENT  -  0.37%
Compaq Computer Corp. 6.20% 2003                                                                      24,100         24,410
Motorola, Inc.:
 6.75% 2006                                                                                            7,000          7,251
 8.00% 2011                                                                                           21,750         22,554
 5.22% 2097                                                                                            8,750          5,885
                                                                                                                     60,100

HOTELS, RESTAURANTS & LEISURE  -  0.29%
Hyatt Equities, LLC 6.875% 2007 (2)                                                                   17,750         17,696
MGM Mirage, Inc. 8.50% 2010                                                                            6,000          6,641
Starwood Hotels & Resorts Worldwide, Inc.: (2)
 7.375% 2007                                                                                           6,150          6,073
 7.875% 2012                                                                                          17,250         17,164
                                                                                                                     47,574

OTHER INDUSTRIES  -  1.06%
Cendant Corp.:
 7.75% 2003                                                                                            8,650          8,871
 6.875% 2006                                                                                          10,835         11,252
ChevronTexaco Capital Co. 3.50% 2007                                                                   3,000          3,057
Computer Associates International, Inc. 6.50% 2008                                                     2,610          2,476
ConocoPhillips 3.625% 2007 (2)                                                                         6,000          6,057
Devon Financing Corp., ULC 6.875% 2011                                                                10,000         11,157
Electronic Data Systems Corp. 7.125% 2009                                                              2,200          2,264
Lilly Del Mar Inc. 2.859% 2029 (2)  (3)                                                                8,000          7,972
OXYMAR 7.50% 2016 (2)                                                                                  6,000          5,418
Pemex Finance Ltd. 9.69% 2009 (5)                                                                     10,360         12,295
Pulte Homes, Inc. 7.875% 2032                                                                         14,750         15,197
Toll Brothers, Inc. 6.875% 2012 (2)                                                                   13,750         14,186
Unilever Capital Corp. 5.90% 2032                                                                     10,000         10,273
United Mexican States Government Eurobonds, Global 10.375% 2009                                        6,500          8,021
USA Education, Inc. 5.625% 2007                                                                       31,995         34,830
Waste Management, Inc. 6.50% 2008                                                                      8,500          9,209
WMX Technologies, Inc. 7.10% 2026                                                                     11,000         11,161
                                                                                                                    173,696


ASSET-BACKED OBLIGATIONS (5) -  2.18%
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-1, 5.408% 2022 (2)                        6,536          6,732
America West Airlines, Inc., Series 2000-1, Class G, AMBAC insured, 8.057% 2022                        4,128          4,389
American Airlines Inc.:
 Series 2001-2, Class A-2, 7.858% 2013                                                                 8,000          7,765
 Series 2001-1, Class A-1, 6.977% 2021                                                                 9,007          7,737
AmeriCredit Automobile Receivables Trust, Series 2002-B, Class A-4, FSA
insured, 4.46% 2009                                                                                    5,000          5,240
Atlas Air, Inc., Series 1998-1, Class A, 7.38% 2018                                                    2,338          1,537
Banco Itau SA, XLCA insured, 2.455% 2006 (2)  (3)                                                      7,000          6,930
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series
2002-1, 5.943% 2022                                                                                    3,750          4,018
California Infrastructure and Economic Development Bank, Special Purpose Trust,
SCE-1, Series 1997-1, Class A-6, 6.38% 2008                                                            3,750          4,098
CIT Equipment Collateral, Series 2002-VT1:
 Class B, 3.97% 2009                                                                                   2,919          2,890
 Class C, 4.44% 2009                                                                                   5,921          5,756
Conseco Finance Home Equity Loan Trust, Series 2001-C, Class A-3, 5.39% 2025                           8,750          8,923
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3,
Class A-2, 5.16% 2033                                                                                  4,625          4,646
Green Tree Financial Corp., Series 1998-4, Class A-5, 6.18% 2030                                       3,610          3,656
Continental Airlines, Inc.:
 Series 1998-3, Class C-2, 7.25% 2005                                                                  3,000          1,500
 Series 2000-2, Class C, 8.312% 2012                                                                   7,387          3,693
 Series 1996-2, Class B, 8.56% 2016                                                                    1,476            886
 Series 1998-1, Class A, 6.648% 2019                                                                   2,661          2,262
 Series 1997-4, Class A, 6.90% 2019                                                                    2,177          1,908
 Series 1999-1, Class B, 6.795% 2020                                                                   6,905          4,488
 Series 1999-2, Class A-1, 7.256% 2021                                                                 2,140          1,877
CPS Auto Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009 (2)                                 3,000          3,038
Delta Air Lines, Inc.:
 Series 2002-1, Class C, 7.779% 2013                                                                   9,000          6,570
 Series 1992-A2, 9.20% 2014                                                                            1,500            930
 Series 1993-A2, 10.50% 2016                                                                           5,000          3,000
Drive Auto Receivables Trust, Series 2002-1, Class A-4, MBIA insured, 4.09% 2008 (2)                   7,000          7,265
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007 (2)                           2,596          2,606
Educational Enhancement Funding Corp. Tobacco Settlement Bonds, Series 2002-A, 6.72% 2025             10,000         10,060
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                               12,500         13,224
GRCT Consumer Loan Trust, Series 2001-1A, Class 2BRV, 6.251% 2020 (2)                                  5,250          5,498
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                       7,500          7,837
Hyundai Auto Receivables Trust, Series 2002-A, Class C, 3.91% 2009 (2)                                10,500         10,592
Long Beach Acceptance Auto Receivables Trust, Series 2002-A, Class A-3,
FSA insured, 3.175% 2006
4,000          4,085
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M-2, 3.67% 2032 (3)           4,000          3,747
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014                                12,500         13,282
Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M-1, 2.12% 2033 (3)                     4,974          4,857
Metris Master Trust: (3)
 Series 2001-1, Class A, 1.64% 2007                                                                    5,000          4,832
 Series 2001-3, Class A, 1.65% 2008                                                                    4,300          4,079
 Series 2001-3, Class B, 2.32% 2008                                                                    5,000          4,471
MMCA Auto Owner Trust:
 Series 2002-1, Class A-3, 4.15% 2006                                                                  6,500          6,707
 Series 2001-2, Class B, 5.75% 2007                                                                    3,955          4,113
 Series 2001-4, Class B, 4.84% 2008                                                                    7,007          7,241
 Series 2002-2, Class B, 4.67% 2010                                                                    4,000          4,044
 Series 2002-1, Class C, 6.20% 2010                                                                    6,158          6,224
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010                     5,000          5,047
Nordstrom Credit Card Master Note Trust, Series 2002-1A, Class B, 2.12% 2010 (2)  (3)                  5,000          4,850
Northwest Airlines, Inc.:
 Series 1999-3, Class G, 7.935% 2020                                                                   9,739         10,234
 Series 2002-1, Class G-2, MBIA insured, 6.264% 2021                                                   2,000          2,076
Oakwood Mortgage Investors Trust, Series 2002-B, Class A-3, 6.06% 2025                                 5,000          5,017
Pass-through Amortizing Credit Card Trusts, Series 2002-1: (2)
 Class A-2FX, 4.685% 2012                                                                             14,652         14,829
 Class A-3FX, 6.298% 2012                                                                             12,054         12,180
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011 (2)                        5,250          5,467
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                     7,000          7,985
Providian Master Trust, Series 2000-1, Class C, 2.57% 2009 (2)  (3)                                    6,000          5,767
Residential Funding Mortgage Securities II, Inc., AMBAC insured:
 Series 2001-H13, Class A-I-4, 6.09% 2015                                                              4,000          4,124
 Series 2001-HS2, Class A-4,  6.43% 2016                                                               5,750          5,983
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA
insured, 5.70% 2023 (2)                                                                                3,125          3,349
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025                                          4,650          4,655
Triad Auto Receivables Owner Trust, Series 2002-B, Class A-3, AMBAC insured, 3.00% 2009 (2)            5,000          5,024
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured, 2.62% 2007                5,000          5,042
U.S. Airways Pass Through Trust, Class G, MBIA insured:
 Series 2000-3, 7.89% 2020                                                                             7,978          8,348
 Series 2001-1, 7.076% 2022                                                                            1,693          1,749
Union Pacific Railroad Co. Pass Through Trust, Series 2002-1, 6.061% 2023                              5,000          5,504
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023                                6,000          6,226
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                        5,000          5,128
                                                                                                                    357,817

PRIVATE ISSUE MORTGAGE-BACKED OBLIGATIONS  (5) -  1.63%
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                        2,500          2,827
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 2002-HOME, Class A, 2.039% 2013 (2)  (3)                                                       4,420          4,416
 Series 2000-WF2, Class A-2, 7.32% 2032                                                                2,000          2,358
 Series 2001-TOP2, Class A-2, 6.48% 2035                                                               6,000          6,813
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030                      28,150         31,566
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust,
Series 1999-1, Class C, 7.625% 2031                                                                    3,000          3,503
CS First Boston Mortgage Securities Corp.:
 Series 2001-CF2, Class A-2, 5.935% 2034                                                               8,000          8,676
 Series 2002-CKP1, Class A-1, 4.627% 2035                                                              4,990          5,215
 Series 2002-CKN2, Class A-1, 4.637% 2037                                                              4,613          4,834
 Series 1998-C1, Class A-1B, 6.48% 2040                                                                8,375          9,374
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                 3,750          4,225
DLJ Mortgage Acceptance Corp.: (2)
 Series 1996-CF2, Class A-1, 7.29% 2021                                                                5,291          5,816
 Series 1995-CF2, Class A-1B, 6.85% 2027                                                               2,058          2,080
First Union National Bank Commercial Mortgage Trust, Series 2002-C1,
Class A-1, 5.585% 2034                                                                                 7,182          7,705
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust,
Series 1998-C2, Class A-1, 6.28% 2035                                                                  2,756          2,952
GGP Mall Properties Trust, Series 2001-C1A, Class A-2, 5.007% 2011 (2)                                 7,436          7,809
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.209% 2030 (3)                             10,000         10,763
Holmes Financing (No. 3) PLC, Series 1, Class C, 2.975% 2040 (3)                                       2,000          2,000
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1,
Class A-2, 6.001% 2033                                                                                 7,010          7,714
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (2)                                            7,398          7,912
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030                                    7,400          8,305
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2010                                3,750          4,543
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.111% 2025 (3)                                                            5,255          5,548
 Series 1999-C1, Class A-2, 7.56% 2031                                                                 6,750          7,834
Morgan Stanley Capital I, Inc.:
 Series 1997-HF1, Class B, 7.33% 2029 (2)                                                              8,656          9,893
 Series 1999-FNV1, Class A-2, 6.53% 2031                                                              10,000         11,303
Morgan Stanley Dean Witter Capital I Trust:
 Series 2002-HQ, Class A-1, 4.59% 2034                                                                 5,298          5,497
 Series 2002-IQ2, Class A-2, 5.16% 2035                                                               10,000         10,650
 Series 2001-TOP5, Class A-3, 6.16% 2035                                                               9,000         10,014
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030                                  7,576          8,190
PNC Mortgage Securities Corp., Series 1998-10, Class 1-B1, 6.50% 2028 (2)                              5,690          5,916
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1,
 Class A-2, 6.605% 2034                                                                               15,555         17,643
Residential Funding Mortgage Securities I, Inc., Series 2001-S1,
 Class A-1, 7.00% 2016                                                                                   534            548
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1,
 Class A-3, 6.428% 2035                                                                               20,000         22,459
                                                                                                                    266,901

Total corporate bonds & notes                                                                                     2,814,481

U.S. TREASURY & AGENCY OBLIGATIONS
U.S. TREASURY NOTES & BONDS  -  8.67%
 3.00% November 2003                                                                                  35,000         35,562
 6.00% August 2004                                                                                   101,000        108,446
 7.875% November 2004                                                                                 30,000         33,493
 10.75% August 2005                                                                                  100,000        122,612
 5.75% November 2005                                                                                  39,750         43,942
 6.875% May 2006                                                                                      15,000         17,259
 3.50% November 2006                                                                                 100,000        104,076
 3.375% January 2007 (6)                                                                              37,011         44,778
 4.375% May 2007                                                                                     100,000        107,385
 6.625% May 2007                                                                                      60,000         70,043
 3.25% August 2007                                                                                   150,000        153,751
 3.625% January 2008 (6)                                                                             132,727        160,173
 5.625% May 2008                                                                                      25,000         28,372
 4.75% November 2008                                                                                  20,000         21,838
 5.50% May 2009                                                                                      100,000        113,480
 10.375% November 2009                                                                                15,000         17,379
 10.00% May 2010                                                                                       4,500          5,334
 3.50% January 2011 (6)                                                                               45,944         51,319
 5.00% February 2011                                                                                  35,000         38,472
 3.375% January 2012 (6)                                                                              61,259         67,021
 10.375% November 2012                                                                                10,000         13,374
 11.250% February 2015                                                                                 8,000         13,326
 7.25% May 2016                                                                                       17,000         21,783
 7.875% February 2021                                                                                 10,000         13,726
 6.00% February 2026                                                                                  15,000         17,201
                                                                                                                  1,424,145

FEDERAL AGENCY: MORTGAGE PASS-THROUGH OBLIGATIONS (5)  -  4.10%

Fannie Mae 5.50%-9.00% 2008 - 2032                                                                   319,698        333,006
Freddie Mac 5.00%-10.00% 2008-2033                                                                   108,262        111,462
Government National Mortgage Association 5.50%-10.00% 2009-2033                                      215,040        229,065
                                                                                                                    673,533

FEDERAL AGENCY: NON-PASS-THROUGH OBLIGATIONS  -  0.70%
Fannie Mae 6.75% 2028                                                                                  5,000          5,021
Federal Home Loan Bank Bonds 4.125% 2004                                                              23,140         24,142
Freddie Mac:
 4.25%-6.75% 2005-2031                                                                                77,100         83,089
 5.75% 2010                                                                                       EURO 3,000          3,476
                                                                                                                    115,728

FEDERAL AGENCY: COLLATERALIZED MORTGAGE OBLIGATIONS (5)  -  0.43%
Fannie Mae:
 Series 2002-W7, Class A-2, 4.80% 2022                                                            $    7,750          7,825
 Series 2001-4, Class NA, 11.733% 2025 (3)                                                             2,329          2,846
 Series 2002-W3, Class A-5, 7.50% 2028                                                                 6,294          6,738
 Series 2001-20, Class D, 10.972% 2031 (3)                                                               444            533
 Series 2001-T10, Class A-1, 7.00% 2041                                                                3,875          4,111
 Series 2001-50, Class BA, 7.00% 2041                                                                  3,872          4,047
 Series 2002-W1, Class 2A, 7.50% 2042                                                                  5,675          6,111
Freddie Mac:
 Series 2310, Class B, 9.873% 2015 (3)                                                                 1,058          1,220
 Series T-041, Class 3-A, 7.50% 2032                                                                  22,342         24,234
 Series T-042, Class A-2, 5.50% 2042                                                                   7,000          7,136
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.522% 2027 (2)  (3)                      5,058          5,476
                                                                                                                     70,277
Total U.S. Treasury & agency obligations                                                                          2,283,683


OTHER OBLIGATIONS
MISCELLANEOUS  -  0.04%
 Other obligations in initial period of acquisition                                                    7,000          7,087

Total bonds & notes (cost: $4,887,261,000)                                                                        5,105,251




                                                                                                   Principal         Market
                                                                                                      amount          value
Short-term securities                                                                                   (000)          (000)

Corporate short-term notes  -  3.23%
American Express Credit Corp. 1.29% due 1/8/2003                                                  $   25,000        $24,993
Archer Daniels Midland Co. 1.31% due 2/24/2003 (2)                                                    25,000         24,950
Caterpillar Financial Serivces Corp. 1.33% due 1/17/2003                                              20,000         19,987
Citicorp 1.33% due 4/28/2003                                                                          12,000         11,947
Corporate Asset Funding Co. Inc. 1.54% due 2/5/2003 (2)                                               25,000         24,961
Edison Asset Securitization LLC 1.34% due 1/22/2003 (2)                                               12,400         12,390
GE Financial Assurance Holdings Inc. 1.75% due 1/16/2003 (2) (7)                                      50,000         49,961
General Electric Capital Corp. 1.25% due 1/2/2003                                                     69,800         69,795
Gannett Co. 1.28% due 1/9/2003 (2)                                                                    25,000         24,992
Kraft Foods Inc. 1.29% due 2/25/2003                                                                  35,000         34,930
Medtronic Inc. 1.53% due 1/17/2003 (2)                                                                12,000         11,991
Merck & Co. Inc. 1.30% due 1/15/2003                                                                   2,500          2,499
Minnesota Mining and Manufacturing Co. 1.28% due 1/31/2003                                            25,000         24,972
Pfizer Inc 1.30% due 1/10/2003 (2)                                                                    22,000         21,992
Procter & Gamble Co. 1.29% due 2/13/2003 (2)                                                          25,000         24,961
Receivables Capital Corp. 1.30%-1.34% due 1/7 - 1/82003 (2)(7)                                        56,800         56,784
Schering Corp. 1.30% due 3/14/2003                                                                    12,000         11,968
Schlumberger Technology Corp. 1.30%-1.32% due 3/3/2003 (2)                                            41,300         41,205
Triple-A One Funding Corp. 1.35%-1.38% due 1/3-2/7/2003 (2)                                           34,417         34,380

                                                                                                                    529,658

Federal agency discount notes  -  3.15%
Fannie Mae 1.245%-1.28% due 1/24-3/5/2003                                                            102,200        102,056
Federal Home Loan Bank 1.245%-1.43% due 1/10-2/26/2003 (7)                                           211,450        211,157
Freddie Mac 1.245%-1.28% due 2/4-4/14/2003 (7)                                                       205,065        204,690
                                                                                                                    517,903

Certificates of deposit  -  0.18%
State Street Bank & Trust 1.32% due 2/20/2003                                                         29,700         29,700

Total short-term securities (cost: $1,077,261,000)                                                                1,077,261


Total investment securities (cost: $17,181,603,000)                                                              16,663,338
Other assets less liabilities                                                                                      (238,686)

Net assets                                                                                                      $16,424,652

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Coupon rate may change periodically.
(4) Step bond; coupon rate will increase at a later date.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(6) Index-linked bond whose principal amount moves with a government retail price index.
(7) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity Securities appearing in the portfolio since June 30, 2002

Altera
AOL Time Warner
Applied Materials
Bristol-Myers Squibb
Comcast
General Dynamics
Halliburton
Honda Motor
Imperial Oil
Linear Technology
Monsanto
Noble Energy
Target
Wyeth
Xcel Energy


Equity Securities eliminated from the portfolio since June 30, 2002

Apartment Investment and Management
Ashland
Bank of America
Boeing
CSX
FPL Group
Freddie Mac
Kimberly-Clark
Potlatch
Stanley Works
TRW
Union Pacific
United Parcel Service
Weyerhaeuser



Financial statements

Statement of assets and liabilities
at December 31, 2002
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market (cost: $17,181,603)                                                              $16,663,338
 Cash                                                                                                                   2,430
 Receivables for:
  Sales of investments                                                                     $26,449
  Sales of fund's shares                                                                    69,736
  Dividends and interest                                                                    88,827                    185,012
                                                                                                                   16,850,780
Liabilities:
 Payables for:
  Purchases of investments                                                                 373,937
  Repurchases of fund's shares                                                              41,503
  Investment advisory services                                                               3,626
  Services provided by affiliates                                                            6,370
  Deferred Directors' compensation                                                             665
  Other fees and expenses                                                                       27                    426,128
Net assets at December 31, 2002                                                                                   $16,424,652

Net assets consist of:
 Capital paid in on shares of capital stock                                                                       $17,106,769
 Undistributed net investment income                                                                                    7,282
 Accumulated net realized loss                                                                                       (171,183)
 Net unrealized depreciation                                                                                         (518,216)
Net assets at December 31, 2002                                                                                   $16,424,652

Total authorized capital stock - 1,500,000 shares, $.001 par value
                                                                                               Shares            Net asset value
                                                               Net assets                 outstanding               per share (1)

Class A                                                       $12,405,473                     860,321                     $14.42
Class B                                                         1,784,404                     124,070                      14.38
Class C                                                         1,439,545                     100,129                      14.38
Class F                                                           320,364                      22,222                      14.42
Class 529-A                                                       159,574                      11,070                      14.41
Class 529-B                                                        54,903                       3,810                      14.41
Class 529-C                                                        76,903                       5,336                      14.41
Class 529-E                                                        10,161                         705                      14.41
Class 529-F                                                           465                          32                      14.41
Class R-1                                                           2,094                         146                      14.39
Class R-2                                                          41,746                       2,901                      14.39
Class R-3                                                          78,754                       5,469                      14.40
Class R-4                                                          24,502                       1,700                      14.41
Class R-5                                                          25,764                       1,786                      14.43

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $15.30 and $15.29, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2002
Investment income:
 Income:                                                                                                   (dollars in thousands)
  Interest (net of non-U.S. withholding
            tax of $33)                                                                        $271,554
  Dividends (net of non-U.S. withholding
            tax of $1,550)                                                                      208,533                   $480,087

 Fees and expenses:
  Investment advisory services                                                                   36,866
  Distribution services                                                                          52,001
  Transfer agent services                                                                        17,948
  Administrative services                                                                         3,075
  Reports to shareholders                                                                           562
  Registration statement and prospectus                                                           1,560
  Postage, stationery and supplies                                                                1,839
  Directors' compensation                                                                           110
  Auditing and legal                                                                                 75
  Custodian                                                                                         292
  State and local taxes                                                                               2
  Other                                                                                              13
  Total expenses before reimbursement                                                           114,343
   Reimbursement of expenses                                                                         13                    114,330
 Net investment income                                                                                                     365,757

Net realized loss and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized loss on:
  Investments                                                                                  (171,220)
  Non-U.S. currency transactions                                                                   (177)                  (171,397)
 Net unrealized (depreciation) appreciation on:
  Investments                                                                                (1,185,538)
  Non-U.S. currency translations                                                                     46                 (1,185,492)
   Net realized loss and
    unrealized depreciation
    on investments and non-U.S. currency                                                                                (1,356,889)
Net decrease in net assets resulting
 from operations                                                                                                         $(991,132)








Statement of changes in net assets
(dollars in thousands)


Year ended December 31                                                                            2002                       2001
Operations:
 Net investment income                                                                        $365,757                   $246,543
 Net realized (loss) gain on investments and
  non-U.S. currency transactions                                                              (171,397)                   202,040
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                                         (1,185,492)                   145,706
  Net (decrease) increase in net assets
   resulting from operations                                                                  (991,132)                   594,289

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                         (376,231)                  (270,243)
 Distributions from net realized gain
  on investments                                                                               (17,049)                  (174,072)
   Total dividends and distributions paid
    to shareholders                                                                           (393,280)                  (444,315)

Capital share transactions                                                                   7,776,719                  3,801,952

Total increase in net assets                                                                 6,392,307                  3,951,926

Net assets:
 Beginning of year                                                                          10,032,345                  6,080,419
 End of year (including
  undistributed net investment income: $7,282 and $18,477,
  respectively)                                                                            $16,424,652                $10,032,345



See Notes to Financial Statements


Notes to financial statements


1. Organization and significant accounting policies

Organization - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

--------------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to zero        Classes B and 529-B convert to
                                               for redemptions within          classes A and 529-A,
                                               six years of purchase           respectively, after eight years
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within         Class C converts to Class F
                                                one year of purchase           after 10 years
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
--------------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of December 31, 2002, the cost of investment securities for federal income tax purposes was $17,183,358,000.

During the year ended December 31, 2002, the fund reclassified $721,000 from undistributed net investment income and $163,000 from additional paid-in capital to accumulated net realized loss to align financial reporting with tax reporting.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                               (dollars in thousands)
Undistributed net investment income and currency gains
                                                                               $8,927
Short-term and long-term capital loss deferrals
                                                                            (170,407)
Gross unrealized appreciation on investment securities
                                                                              845,579
Gross unrealized depreciation on investment securities                    (1,365,599)

Short-term and long-term capital loss deferrals above include a capital loss carryforward of $43,531,000 expiring in 2010. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses of $126,876,000, that were realized during the period November 1, 2002 through December 31, 2002.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended December 31, 2002

                               Distributions from    Distributions from   Distributions from            Total
                                  ordinary income       ordinary income            long-term    distributions
                                   Net investment            Short-term        capital gains             paid
Share class                                income         capital gains
Class A                                 $ 316,029                  -                $ 14,753        $ 330,782
Class B                                    27,444                  -                   1,200           28,644
Class C                                    21,424                  -                     882           22,306
Class F                                     6,630                  -                     212            6,842
Class 529-A(1)                              2,132                  -                       2            2,134
Class 529-B(1)                                493                  -                      -*              493
Class 529-C(1)                                733                  -                      -*              733
Class 529-E(1)                                102                  -                       -              102
Class 529-F(1)                                  2                  -                       -                2
Class R-1(2)                                   15                  -                       -               15
Class R-2(2)                                  253                  -                       -              253
Class R-3(2)                                  513                  -                       -              513
Class R-4(2)                                  132                  -                       -              132
Class R-5(2)                                  329                  -                       -              329
Total                                   $ 376,231                  -                $ 17,049        $ 393,280

Year ended December 31, 2001
                               Distributions from                         Distributions from            Total
                                  ordinary income                                  long-term    distributions
                                   Net investment         Short-term           capital gains             paid
Share class                                income      capital gains
Class A                                 $ 257,896                  -               $ 157,294        $ 415,190
Class B                                     7,403                  -                   9,333           16,736
Class C(3)                                  3,763                  -                   5,930            9,693
Class F(3)                                  1,181                  -                   1,515            2,696
Total                                   $ 270,243                  -               $ 174,072        $ 444,315

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(3) Class C and F shares were offered beginning March 15, 2001.

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.250% on such assets in excess of $10.5 billion. For the year ended December 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.268% of average daily net assets. The Board of Directors approved an amended agreement effective January 1, 2003, continuing the series of rates to include additional annual rates of 0.245% on daily net assets in excess of $13 billion but not exceeding $17 billion; .0240% on such assets in excess of $17 billion but not exceeding $21 billion; 0.236% on such assets in excess of $21 billion but not exceeding $27 billion; and 0.232% on such assets in excess of $27 billion. During the year ended December 31, 2002, CRMC voluntarily reduced investment advisory fees to the rates provided by the amended agreement. As a result, fees were reduced by $45,000.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the next page. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $13,863,000 for Class A. There were no unreimbursed expenses which remain subject to reimbursement for Class 529-A.

         Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

Expenses under the agreements described above for the year ended
December 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $27,579          $15,910        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           12,788            2,038        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C           10,188           Included         $2,160
                                         in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class F             576            Included            420
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-A           113            Included            201
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-B           239            Included             73
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-C           353            Included            102
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-E           19             Included             11
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Class 529-F           -*             Included             -*
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-1             5             Included              3
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-2            59             Included             41
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-3            75             Included             44
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-4             7             Included              7
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   Class R-5      Not applicable      Included              13
                                        in
                                   administrative
                                      services
-----------------------------------------------------------------------
-----------------------------------------------------------------------
     Total           $52,001          $17,948            $3,075
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                   Reinvestments of      Reinvestments of
                                                                      dividends and         dividends and
Year ended December 31, 2002      Sales(1)         Sales(1)           distributions         distributions
Share class                        Amount           Shares                   Amount                Shares
Class A                       $ 6,783,079          447,156                $ 315,045                20,870
Class B                         1,468,184           96,537                   27,147                 1,813
Class C                         1,306,014           85,679                   20,945                 1,401
Class F                           312,781           20,616                    6,155                   411
Class 529-A(2)                    169,551           11,236                    2,134                   145
Class 529-B(2)                     57,835            3,854                      494                    33
Class 529-C(2)                     81,746            5,414                      733                    50
Class 529-E(2)                     10,545              707                      102                     7
Class 529-F(2)                        461               32                        2                    -*
Class R-1(3)                        2,176              153                       15                     1
Class R-2(3)                       46,107            3,238                      253                    17
Class R-3(3)                       86,856            6,118                      511                    36
Class R-4(3)                       25,170            1,743                      132                     9
Class R-5(3)                       27,932            1,852                      280                    19
Total net increase
   (decrease) in fund        $ 10,378,437          684,335                $ 373,948                24,812

Year ended December 31, 2001
Share class
Class A                       $ 3,684,604          232,952                $ 394,293                25,073
Class B                           575,284           36,371                   15,886                 1,017
Class C(4)                        408,760           25,797                    9,226                   592
Class F(4)                        108,099            6,797                    2,502                   160
Total net increase
   (decrease) in fund         $ 4,776,747          301,917                $ 421,907                26,842





Year ended December 31, 2002   Repurchases(1)   Repurchases(1)       Net increase   Net increase
Share class                          Amount           Shares              Amount         Shares
Class A                        $ (2,509,940)        (169,986)        $ 4,588,184        298,040
Class B                            (182,620)         (12,719)          1,312,711         85,631
Class C                            (181,313)         (12,625)          1,145,646         74,455
Class F                             (77,496)          (5,336)            241,440         15,691
Class 529-A(2)                       (4,394)            (311)            167,291         11,070
Class 529-B(2)                       (1,098)             (77)             57,231          3,810
Class 529-C(2)                       (1,823)            (128)             80,656          5,336
Class 529-E(2)                         (127)              (9)             10,520            705
Class 529-F(2)                           (1)              -*                 462             32
Class R-1(3)                           (113)              (8)              2,078            146
Class R-2(3)                         (4,971)            (354)             41,389          2,901
Class R-3(3)                         (9,807)            (685)             77,560          5,469
Class R-4(3)                           (736)             (52)             24,566          1,700
Class R-5(3)                         (1,227)             (85)             26,985          1,786
Total net increase
   (decrease) in fund          $ (2,975,666)        (202,375)        $ 7,776,719        506,772


Year ended December 31, 2001
Share Class
Class A                        $ (1,356,438)         (86,198)        $ 2,722,459        171,827
Class B                             (22,362)          (1,431)            568,808         35,957
Class C(4)                          (11,176)            (715)            406,810         25,674
Class F(4)                           (6,726)            (426)            103,875          6,531
Total net increase
   (decrease) in fund          $ (1,396,702)         (88,770)        $ 3,801,952        239,989


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(4) Class C and F shares were offered beginning March 15, 2001.



5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2002, the total value of restricted securities was $902,382,000, which represents 5.49% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $13,112,478,000 and $5,299,452,000, respectively, during the year ended December 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2002, the custodian fee of $292,000 includes $59,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights (1)

                                                   (Loss) income from investment operations(2)
                                                                          Net
                                         Net asset              (losses)gains
                                            value,        Net   on securities        Total from
                                         beginning investment   (both realized        investment
                                         of period     income   and unrealized)       operations
Class A:
 Year ended 12/31/2002                      $15.85       $.42          $(1.40)            $(.98)
 Year ended 12/31/2001                       15.47        .51             .73              1.24
 Year ended 12/31/2000                       14.42        .57            1.62              2.19
 Year ended 12/31/1999                       15.76        .56            (.04)              .52
 Year ended 12/31/1998                       15.68        .56            1.13              1.69
Class B:
 Year ended 12/31/2002                       15.82        .31           (1.41)            (1.10)
 Year ended 12/31/2001                       15.46        .39             .73              1.12
 Period from 3/15/2000 to 12/31/2000         13.65        .33            2.41              2.74
Class C:
 Year ended 12/31/2002                       15.82        .30           (1.41)            (1.11)
 Period from 3/15/2001 to 12/31/2001         15.47        .30             .63               .93
Class F:
 Year ended 12/31/2002                       15.85        .42           (1.40)             (.98)
 Period from 3/15/2001 to 12/31/2001         15.50        .40             .62              1.02
Class 529-A:
 Period from 2/15/2002 to 12/31/2002         15.82        .37           (1.33)             (.96)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002         15.82        .26           (1.33)            (1.07)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002         15.62        .26           (1.12)             (.86)
Class 529-E:
 Period from 3/5/2002 to 12/31/2002          16.14        .31           (1.76)            (1.45)
Class 529-F:
 Period from 9/17/2002 to 12/31/2002         14.18        .13             .21               .34
Class R-1:
 Period from 5/29/2002 to 12/31/2002         15.93        .19           (1.56)            (1.37)
Class R-2:
 Period from 5/21/2002 to 12/31/2002         15.97        .20           (1.60)            (1.40)
Class R-3:
 Period from 6/4/2002 to 12/31/2002          15.70        .22           (1.32)            (1.10)
Class R-4:
 Period from 6/21/2002 to 12/31/2002         15.32        .24            (.93)             (.69)
Class R-5:
 Period from 5/15/2002 to 12/31/2002         16.07        .30           (1.71)            (1.41)



                                                 Dividends and distributions

                                      Dividends                            Total
                                      (from net    Distributions       dividends     Net asset
                                      nvestment    (from capital             and     value, end    Total
                                         income)          gains)   distributions     of period     return(3)
Class A:
 Year ended 12/31/2002                    $(.43)          $(.02)          $(.45)     $14.42         (6.27)
 Year ended 12/31/2001                     (.56)           (.30)           (.86)      15.85          8.19
 Year ended 12/31/2000                     (.56)           (.58)          (1.14)      15.47         15.85
 Year ended 12/31/1999                     (.56)          (1.30)          (1.86)      14.42          3.47
 Year ended 12/31/1998                     (.56)          (1.05)          (1.61)      15.76         11.13
Class B:
 Year ended 12/31/2002                     (.32)           (.02)           (.34)      14.38         (7.04)
 Year ended 12/31/2001                     (.46)           (.30)           (.76)      15.82          7.34
 Period from 3/15/2000 to 12/31/2000       (.35)           (.58)           (.93)      15.46         20.52
Class C:
 Year ended 12/31/2002                     (.31)           (.02)           (.33)      14.38         (7.08)
 Period from 3/15/2001 to 12/31/2001       (.32)           (.26)           (.58)      15.82          6.08
Class F:
 Year ended 12/31/2002                     (.43)           (.02)           (.45)      14.42         (6.29)
 Period from 3/15/2001 to 12/31/2001       (.41)           (.26)           (.67)      15.85          6.64
Class 529-A:
 Period from 2/15/2002 to 12/31/2002       (.43)           (.02)           (.45)      14.41         (6.19)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002       (.32)           (.02)           (.34)      14.41         (6.85)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002       (.33)           (.02)           (.35)      14.41         (5.63)
Class 529-E:
 Period from 3/5/2002 to 12/31/2002        (.28)              -            (.28)      14.41         (9.02)
Class 529-F:
 Period from 9/17/2002 to 12/31/2002       (.11)              -            (.11)      14.41          2.36
Class R-1:
 Period from 5/29/2002 to 12/31/2002       (.17)              -            (.17)      14.39         (8.61)
Class R-2:
 Period from 5/21/2002 to 12/31/2002       (.18)              -            (.18)      14.39         (8.79)
Class R-3:
 Period from 6/4/2002 to 12/31/2002        (.20)              -            (.20)      14.40         (7.04)
Class R-4:
 Period from 6/21/2002 to 12/31/2002       (.22)              -            (.22)      14.41         (4.52)
Class R-5:
 Period from 5/15/2002 to 12/31/2002       (.23)              -            (.23)      14.43         (8.77)


                                                                Ratio of              Ratio of
                                       Net assets,              expenses              net income
                                      end of period             to average            to average
                                      (in millions)             net assets            net assets
Class A:
 Year ended 12/31/2002                     $12,405                  .70%                   2.79%
 Year ended 12/31/2001                       8,915                  .68                    3.26
 Year ended 12/31/2000                       6,042                  .69                    3.93
 Year ended 12/31/1999                       5,981                  .66                    3.59
 Year ended 12/31/1998                       5,881                  .63                    3.57
Class B:
 Year ended 12/31/2002                       1,784                 1.46                    2.07
 Year ended 12/31/2001                         608                 1.44                    2.46
 Period from 3/15/2000 to 12/31/2000            38                 1.44(5)                 3.02(5)
Class C:
 Year ended 12/31/2002                       1,440                 1.51                    2.03
 Period from 3/15/2001 to 12/31/2001           406                 1.54(5)                 2.36(5)
Class F:
 Year ended 12/31/2002                         320                  .72                    2.81
 Period from 3/15/2001 to 12/31/2001           104                  .75(5)                 3.15(5)
Class 529-A:
 Period from 2/15/2002 to 12/31/2002           160                  .72(5)                 2.91(5)
Class 529-B:
 Period from 2/15/2002 to 12/31/2002            55                 1.60(5)                 2.04(5)
Class 529-C:
 Period from 2/19/2002 to 12/31/2002            77                 1.59(5)                 2.05(5)
Class 529-E:
 Period from 3/5/2002 to 12/31/2002             10                 1.06(5)                 2.60(5)
Class 529-F:
 Period from 9/17/2002 to 12/31/2002          - (4)                 .23                     .87
Class R-1:
 Period from 5/29/2002 to 12/31/2002             2                 1.48(5),(6)             2.23(5)
Class R-2:
 Period from 5/21/2002 to 12/31/2002            42                 1.45(5),(6)             2.30(5)
Class R-3:
 Period from 6/4/2002 to 12/31/2002             79                 1.06(5),(6)             2.67(5)
Class R-4:
 Period from 6/21/2002 to 12/31/2002            25                  .71(5),(6)             3.13(5)
Class R-5:
 Period from 5/15/2002 to 12/31/2002            26                  .39(5)                 3.27(5)



Year ended December 31                             2002            2001            2000            1999               1998

Portfolio turnover rate for all classes of shares   41%             50%             51%             48%                54%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 1.83%, 1.54%, 1.08% and .75% for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.



Independent auditors' report

To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
February 5, 2003



Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2002, the fund paid a long-term capital gain distribution of $17,049,000.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 51% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 10% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2003 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended December 31, 2002:

                                                                    1 year              Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase               -11.58%                +5.54%/1/
Not reflecting CDSC                                                 -7.04%                +6.82%/1/

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                 -7.99%                -0.80%/2/
Not reflecting CDSC                                                 -7.08%                -0.80%/2/

CLASS F SHARES/3/
Not reflecting annual asset-based fee charged
     by sponsoring firm                                             -6.29%                -0.04%/2/

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                    --              -11.61%/4/
Not reflecting maximum sales charge                                      --               -6.19%/4/

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold  within six years of purchase               --              -11.41%/4/
Not reflecting CDSC                                                      --               -6.85%/4/

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                         --               -6.55%/5/
Not reflecting CDSC                                                      --               -5.63%/5/

CLASS 529-E SHARES/3/
Total return                                                             --               -9.02%/6/

CLASS 529-F SHARES
Results for Class 529-F shares are not shown because of the brief time between their initial sale and the end of the period.

/1/ Average annual compound return from March 15, 2000, when Class B shares were first sold.
/2/ Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.
/3/ These shares are sold without any initial or contingent deferred sales charge.
/4/ Total return from February 15, 2002, when Class 529-A and Class 529-B shares were first sold.
/5/ Total return from February 19, 2002, when Class 529-C shares were first sold.
/6/ Total return from March 5, 2002, when Class 529-E shares were first sold.

BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS
                                             YEAR FIRST
                                              ELECTED A
                                             DIRECTOR OF
NAME AND AGE                                  THE FUND/1/     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Robert A. Fox, 65                             1976-1978       Managing General Partner, Fox Investments LP;
                                                1982          Professor, University of California; former President and CEO, Foster
                                                              Farms (poultry producer)

Leonade D. Jones, 55                            1993          Co-founder, VentureThink LLC (develops and manages e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

John G. McDonald, 65                          1975-1978       The IBJ Professor of Finance, Graduate School of
                                                1988          Business, Stanford University

Luis G. Nogales, 59                             2002          President, Nogales Partners; Managing Director, Nogales Investors
                                                              Management LLC (private equity fund)

James K. Peterson, 61                           1999          Managing Director, Oak Glen Consultancy LLC (consulting services to charitable organizations, pension funds and other financial management companies)

Henry E. Riggs, 68                              1989          President, Keck Graduate Institute of Applied Life Sciences

Patricia K. Woolf, Ph.D., 68                    1988          Private investor; corporate director; lecturer, Department of
                                                              Molecular Biology, Princeton University

"NON-INTERESTED" DIRECTORS
                                             NUMBER OF
                                          BOARDS WITHIN THE
                                          FUND COMPLEX2
                                             ON WHICH
NAME AND AGE                               DIRECTOR SERVES    OTHER DIRECTORSHIPS3 HELD BY DIRECTOR

Robert A. Fox, 65                                 7           Crompton Corporation

Leonade D. Jones, 55                              6           None

John G. McDonald, 65                              8           Capstone Turbine Corp.; iStar Financial, Inc.; Plum Creek Timber Co.;
                                                              Scholastic Corporation; Varian, Inc.

Luis G. Nogales, 59                               2           Arbitron, Inc.; Edison International; K-B Home; Kaufman & Broad, S.A.

James K. Peterson, 61                             2           None

Henry E. Riggs, 68                                4           None

Patricia K. Woolf, Ph.D., 68                      6           Crompton Corporation; First Energy Corporation; National Life
                                                              Holding Co.

"INTERESTED" DIRECTORS/4/
                                             YEAR FIRST
                                             ELECTED A          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                            DIRECTOR OR OFFICER    AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                          OF THE FUND/1/      PRINCIPAL UNDERWRITER OF THE FUND

Robert G. O'Donnell, 58                         1990            Senior Vice President and Director, Capital
Chairman of the Board                                           Research and Management Company

Paul G. Haaga, Jr., 54                          1994            Executive Vice President and Director, Capital Research and
President                                                       Management Company; Director, American Funds Distributors, Inc./5/

"INTERESTED" DIRECTORS4
                                             NUMBER OF
                                          BOARDS WITHIN THE
                                            FUND COMPLEX/2/
NAME, AGE AND                                 ON WHICH
POSITION WITH FUND                         DIRECTOR SERVES      OTHER DIRECTORSHIPS/3/ HELD BY DIRECTOR

Robert G. O'Donnell, 58                           3             None
Chairman of the Board

Paul G. Haaga, Jr., 54                           17             None
President

OTHER OFFICERS

                                             YEAR FIRST
                                             ELECTED AN         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                OFFICER OF         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                            THE FUND/1/       PRINCIPAL UNDERWRITER OF THE FUND

J. Dale Harvey, 37                              1997            Vice President, Capital Research and Management
Executive Vice President                                        Company; Vice President, Capital Research Company/5/

Abner D. Goldstine, 73                          1990            Senior Vice President and Director,
Senior Vice President                                           Capital Research and Management Company

John H. Smet, 46                                2000            Senior Vice President, Capital Research and
Senior Vice President                                           Management Company

Hilda L. Applbaum, 42                           1999            Senior Vice President, Capital Research Company/5/
Vice President

Jeffrey T. Lager, 34                            2002            Vice President, Capital Research Company/5/
Vice President

Patrick F. Quan, 44                             1986            Vice President -- Fund Business Management
Secretary                                                       Group, Capital Research and Management Company

Dayna G. Yamabe, 35                             2000            Vice President -- Fund Business Management
Treasurer                                                       Group, Capital Research and Management Company

R. Marcia Gould, 48                             1994            Vice President -- Fund Business Management
Assistant Treasurer                                             Group, Capital Research and Management Company


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

/1/ Directors and officers of the fund serve until their resignation, removal or retirement.
/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts;
and Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/ This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/4/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/ Company affiliated with Capital Research and Management Company.



OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in American Balanced Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.02%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American FundsSM]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   Nearly 70% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. AMBAL-011-0203
Litho in USA AGD/GP/6076


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